UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2011
Swift Transportation Company
(Exact name of registrant as specified in its charter)

Delaware	001-35007	20-5589597

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 269-9700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 21, 2011, Swift Transportation Company issued a news release announcing its results of operations for the quarterly period ended June 30, 2011. A copy of the news release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.
Also attached to this Current Report as Exhibit 99.2 and incorporated herein by reference is the Financial Condition Summary and Other Data.
The information in this Current Report is being furnished, not filed under Item 2.02 in this Current Report on form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

Exhibit 99.1	News release dated July 21, 2011, issued by Swift Transportation Company

Exhibit 99.2	Swift Transportation Company Financial Condition Summary and Other Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY
By:	/s/ Virginia Henkels
	Name:	Virginia Henkels
	Title:	Executive Vice President and Chief Financial Officer
Dated: July 21, 2011

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	News release dated July 21, 2011, issued by Swift Transportation Company

Exhibit 99.2	Swift Transportation Company Financial Condition Summary and Other Data